POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a trust organized under the laws of the State of Ohio (hereinafter referred to as the “Fund”), periodically will file post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Gerald R. Sparrow, David Presson and Dee Anne Sjögren, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2005.

/s/ Richard Priest

Richard Priest, Trustee

STATE OF MISSOURI	)
)
COUNTY OF ST. LOUIS	)

On November 7th, 2005, before me appeared Richard Priest, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Deborah A. Bublis

(NOTARIAL SEAL)	Deborah A. Bublis, Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a trust organized under the laws of the State of Ohio (hereinafter referred to as the “Fund”), periodically will file post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Gerald R. Sparrow, David Presson and Dee Anne Sjögren, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2005.

              /s/      Donald D. Woodruff                                                                              Donald D. Woodruff, Trustee

STATE OF MISSOURI	)
)
COUNTY OF ST. LOUIS	)

On November 7, 2005, before me appeared Donald D. Woodruff, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Marti R. Maurer

(NOTARIAL SEAL)	Marti R. Maurer, Notary Public

My Commission expires: August 19, 2008

My Commission expires: April 15, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a trust organized under the laws of the State of Ohio (hereinafter referred to as the “Fund”), periodically will file post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints David Presson and Dee Anne Sjögren, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of November, 2005.

/s/ Gerald Sparrow
Gerald R. Sparrow, President

STATE OF MISSOURI	)
)
COUNTY OF ST. LOUIS	)

On November 2nd, 2005, before me appeared Gerald R. Sparrow, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/        Terry Adams Jones

(NOTARIAL SEAL)	Terry Adams Jones, Notary Public

My Commission expires: June 22, 2008